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                                                                EXHIBIT 10.32



                                   AGREEMENT


        THIS AGREEMENT ("Agreement"), dated as of February 9, 1997, is by and between CITICORP DEL-LEASE, INC., a Delaware corporation doing business as CITICORP DEALER FINANCE ("Lender"), and FALCONITE, INC. ("Falconite"), an Illinois corporation.

                                  WITNESSETH


        WHEREAS, M&M Properties, Inc. and McCurry & Falconite Equipment Co., Inc. (jointly and severally referred to herein as "Borrower") are wholly-owned subsidiaries of Falconite;

        WHEREAS, Lender and each Borrower are parties to a Dealer Security Agreement, each dated June 19, 1995 ( each Dealer Security Agreement being referred to herein as the "Security Agreement"); and

        WHEREAS, as a condition to Lender entering into Amendment No. 5 to the Security Agreement, Falconite has agreed to execute and deliver this Agreement to Lender;

        NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Falconite hereby agree as follows:

        1. All capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Security Agreement.

        2. Falconite agrees that so long as any Obligations remain outstanding Falconite shall:

                (a) CONSOLIDATED LEVERAGE: maintain Consolidated Leverage (as defined below) of not more than 3.5 to 1 measured at the end of any fiscal quarter of Falconite. "Consolidated Leverage" means a ratio of (i) total liabilities to (ii) tangible net worth (excluding, as an example, good will) plus deferred taxes of Falconite and its subsidiaries on a consolidated basis;

                (b) DEBT SERVICE: maintain on a combined basis with its subsidiaries an annualized ratio, measured at the end of any fiscal quarter of Falconite, of earnings before interest, taxes, depreciation and amortization ("EBITDA") to Debt (as defined below) of at least (i) 20% for any fiscal quarter through June 30, 1997 and (ii) 25% for any fiscal quarter thereafter. "Debt" means all short and long-term obligations of Falconite and its subsidiaries on a consolidated basis, excluding accounts payable and accruals, deferred taxes and taxes payable, which should be classified as liabilities on the balance sheet of Falconite and its subsidiaries (including, but not limited to, any indebtedness owed to Lender, short-term rentals, floorplan financing, mortgages, term and other amortizing loans);

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             (c)   EBITDA TO REVENUE:  maintain on a combined basis with its
subsidiaries a ratio, measured at the end of any fiscal quarter of Falconite, of EBITDA to Revenue (as defined below) of at least 35%. "Revenue" means gross sales less returns for credit and allowances, freight out, and cash discounts allowed;


             (d) QUARTERLY STATEMENTS: as soon as available, and in any event not more than forty-five (45) days after the end of each fiscal quarter of Falconite, to furnish to Lender copies of the consolidated and consolidating balance sheet of Falconite and its subsidiaries and related statements of income, retained earnings and changes in financial condition of Falconite and its subsidiaries for such quarter, all in reasonable detail and certified by the chief financial officer of Falconite as being true, correct and complete, and as having been prepared in accordance with generally accepted accounting principles consistently maintained and applied, subject to year-end adjustments; and

             (e) ANNUAL STATEMENTS: as soon as available, and in any event not more than one hundred twenty (120) days after the end of each fiscal year of Falconite, to furnish to Lender a copy of the annual financial statements of Falconite (consisting of at least the consolidated and consolidating balance sheet of Falconite and its subsidiaries and related statements of income, retained earnings and changes in financial condition of Falconite and its subsidiaries), all in reasonable detail and audited by a firm of public accountants acceptable to Lender, to the effect that such statements have been prepared in accordance with generally accepted accounting principles consistently maintained and applied (except for changes with which such accountants concur).

        3. The validity, construction and enforceability of this Agreement shall be governed by the internal laws of the State of New York without giving effect to conflict of laws principles thereof.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                     FALCONITE, INC.

                                     By: /s/ Michael A. Falconite
                                         ----------------------------

                                     Name: Michael A. Falconite
                                           --------------------------

                                     Title: President
                                            -------------------------

                                     CITICORP DEL-LEASE, INC., d/b/a
                                       CITICORP DEALER FINANCE

                                     By: /s/ Mark A. Malec
                                         ----------------------------

                                     Name: Mark A. Malec
                                           --------------------------

                                     Title: Vice President
                                            -------------------------
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